SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 13, 2003

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 5.    Other Events.

On May 13, 2003, the Registrant’s President and Chief Executive Officer, Allen B. King, made the following remarks at the 2003 Tobacco Supplier Conference at the New York Athletic Club, in New York, New York. A copy of his remarks is being furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Copy of Remarks of Allen B. King at 2003 Tobacco Supplier Conference, May 13, 2003.*

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: May 13, 2003	By: /s/ GEORGE C. FREEMAN, III
George C. Freeman, III
General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Copy of Remarks of Allen B. King at 2003 Tobacco Supplier Conference, May 13, 2003.

*Filed Herewith